SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________________

Date of report: October 17, 2005
(Date of earliest event reported)

COLLEGE PARTNERSHIP, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

                                                                                        000-30323            84-1416023
                                                                                                    (Commission File No.)                                              (I.R.S. Employer Identification No.)

333 S. Allison Parkway, Suite 100
Lakewood, Colorado 80226
(Address of principal executive offices; zip code)

(303) 804-0155
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17
CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent public accounting firm.

(i) On October 17, 2005, Stonefield Josephson, Inc. (“Stonefield”), the registrant’s independent public accounting firm, delivered written notification to the registrant that its client-auditor relationship with the registrant had ceased effective immediately.

(ii) Neither the report of Stonefield for the registrant’s fiscal year ended July 31, 2004 nor the report of Hein & Associates LLP for the registrant’s fiscal year ended July 31, 2003, contained an adverse opinion or disclaimer of opinion and neither report was modified as to uncertainty, audit scope or accounting principles. However, as disclosed in the registrant’s Form 10-KSB for its fiscal year ended July 31, 2004, and the registrant’s Form 10-QSB for the nine months ended April 30, 2005, the registrant had concluded that the registrant had a material weakness in its internal controls. This weakness was attributable to a lack of appropriate accounting staff and management information systems to support its timely reconciliation and review of accounts, resulting in a delay in its filings with the Securities and Exchange Commission. The registrant has recognized these weaknesses in its internal controls, which it believed to have occurred as a result of a substantial growth in its revenues, and the consolidation of accounting functions in Colorado. In response to this recognition, the registrant has hired new support staff, both temporary and permanent, and has implemented changes in its management information systems to improve the timeliness of its closing process. As a result of such weakness and the change in its independent public accounting firm, the registrant expects to file with the Securities and Exchange Commission a Notification of Late Filing on Form 12b-25 in respect of its Annual Report on Form 10-KSB for the registrant’s fiscal year ended July 31, 2005.

(iii) Since the cessation of the client-auditor relationship by Stonefield was unexpected, the registrant’s board of directors did not recommend or approve any change in its auditors.

(iv) In connection with its audit for the registrant’s fiscal year ended July 31, 2004 and in the subsequent interim periods through October 17, 2005, there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stonefield, would have caused them to make reference thereto in their report on the financial statements for such year.

(v) The registrant has requested that Stonefield furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed as Exhibit 16 to this Form 8-K by an amendment hereto filed with the Securities and Exchange Commission within the time period prescribed by this Item.

(b) New independent accountants

(i) The registrant engaged A.J. Robbins P.C. (“A.J. Robbins”) as its new independent public accounting firm as of October 18, 2005. During the registrant’s two most recent fiscal years prior to its appointment of A.J. Robbins and through October 18, 2005, the registrant had not consulted with A.J. Robbins concerning (1) the application of accounting principles to a specific, completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant’s financial statements or (2) any matter that was the subject of a disagreement or reportable event with the former auditor (as described in Regulation S-B Item 304(a)(1)(iv)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

College Partnership, Inc.

Date: October 21, 2005            By: /s/Thomas E. Hagglund
                         Thomas E. Hagglund
                                                                                                                   Vice President of Finance